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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  ___________

                                   FORM 8-K
                               (CURRENT REPORT)

                                  ___________

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 24, 2000
                        (Date of earliest event reported)


                         Commission file number: 1-7293

                                  ___________

                          TENET HEALTHCARE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               Nevada                                  95-2557091
    -------------------------------               --------------------
    (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)                Identification No.)

         3820 State Street
      Santa Barbara, California                         93105
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)



                           Area Code (805) 563-7000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                     N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

    On February 24, 2000, Tenet Healthcare Corporation, a Nevada corporation (the "Company") announced that effective March 1, 2000, Trevor Fetter will resign as the Chief Corporate Officer and Chief Financial Officer in the Office of the President of the Company. Mr. Fetter will be resigning from the Company to accept the positions of Chairman and Chief Executive Officer of Broadlane, Inc., a recently formed joint venture between the Company and Ventro Corporation (formerly known as Chemdex Corporation). Effective March 1, 2000, David Dennis, who currently is a Managing Director of Donaldson, Lufkin & Jenrette and co-head of their Los Angeles, California office, will become the Company's Vice Chairman, Chief Corporate Officer and Chief Financial Officer in the Office of the President.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (a)  FINANCIAL STATEMENTS

         Not applicable.

    (b)  PRO FORMA FINANCIAL STATEMENTS

         Not applicable.

    (c)  EXHIBITS

         Not applicable.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TENET HEALTHCARE CORPORATION



                                   By:  /s/ RAYMOND L. MATHIASEN
                                      -------------------------------------
                                        Raymond L. Mathiasen
                                        Executive Vice President and
                                        Chief Accounting Officer

February 24, 2000


                                       2

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EXHIBIT INDEX


Not Applicable




                                       3